                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): June 20, 2000

                                  APPNET, INC.
                                  ------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

           000-26263                                 52-2077860
           ---------                                 ----------
     (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)


 6707 DEMOCRACY BOULEVARD, BETHESDA, MD.                20817
----------------------------------------             ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                                 (301) 493-8900
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

         On June 20, 2000, the Company entered into an Agreement and Plan of Merger and Reorganization, dated as of June 20, 2000 (the "Merger Agreement"), by and among Commerce One, Inc., a Delaware Corporation ("Commerce One"), Constitution Acquisition Corporation, a Delaware Corporation and a wholly owned subsidiary of Commerce One ("Merger Sub"), and AppNet, Inc., a Delaware Corporation ("AppNet"), pursuant to which Merger Sub will merge with and into AppNet and become a wholly-owned subsidiary of Commerce One (the "Merger"). The description contained in this Item 5 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. A copy of the Form of AppNet Voting Agreement is also attached hereto as Exhibit 99.1, which is incorporated herein by reference.

         As a result of the Merger, each share of AppNet common stock issued and outstanding immediately prior to the consummation of the Merger will be automatically converted into the right to receive 0.8 shares of Commerce One common stock. Based upon the number of outstanding shares of AppNet common stock as of June 15, 2000, the Merger is expected to be effected through the issuance by Commerce One of approximately 26,800,000 shares of Commerce One common stock in exchange for all of the shares of AppNet common stock. Options and warrants to purchase AppNet capital stock outstanding at the effective time of the Merger will be assumed by Commerce One.

         We anticipate that consummation of the Merger will occur late in the third quarter of 2000. Consummation of the Merger is conditioned upon obtaining AppNet stockholder approval, regulatory clearance and other customary closing conditions. Certain of AppNet's officers, directors and affiliates have entered into voting agreements, whereby they have agreed to vote their shares of AppNet capital stock in favor of the Merger. We cannot assure you that the necessary stockholder approval and regulatory clearance will be obtained, or that the other closing conditions will be met.

         This document may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results could differ materially from those projected in the forward-looking statements as a result of the risk factors set forth in the Registrant's Forms 10-K and 10-Q reports.

EXHIBIT
  NO.         DOCUMENT DESCRIPTION
-------       --------------------
2.1           Agreement and Plan of Merger and Reorganization, dated June 20,
              2000, by and among Commerce One, Inc., Constitution Acquisition
              Corporation and AppNet, Inc.

10.1          Stock Option Agreement, dated June 20, 2000, among Commerce One,
              Inc. and AppNet, Inc.

99.1          Form of AppNet Voting Agreement.

99.2 Joint Press Release dated June 20, 2000, announcing the planned merger.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AppNet, Inc.
                                  (Registrant)

Dated: June 28, 2000                By: /s/ Sherry Rhodes
                                       ----------------------------------------
                                        Name: Sherry Rhodes
                                        Title: VP General Counsel



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

                                INDEX TO EXHIBITS

EXHIBIT
  NO.         DOCUMENT DESCRIPTION
-------       --------------------
2.1           Agreement and Plan of Merger and Reorganization, dated June 20,
              2000, by and among, Commerce One, Inc., Constitution Acquisition
              Corporation and AppNet, Inc.

10.1          Stock Option Agreement, dated June 20, 2000, among Commerce One,
              Inc. and AppNet, Inc.

99.1          Form of AppNet Voting Agreement.

99.2 Joint Press Release dated June 20, 2000, announcing the planned merger.





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